Exhibit 10.25

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIRD AMENDMENT TO THE

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

THIS THIRD AMENDMENT (this “Amendment”) to the License, Development and Commercialization Agreement (as hereinafter defined), is effective as of the 9th day of October 2013 (the “Third Amendment Effective Date”), by and between Bayer Pharma AG (formerly known as Bayer Schering Pharma AG), a German corporation, with a place of business at Muellerstrasse 178, Berlin 13342, Germany (“Bayer”), and Syndax Pharmaceuticals, Inc., a Delaware corporation, with a place of business at 400 Totten Pond Road, Suite 140, Waltham, Massachusetts 02451, USA (“Licensee”).

WHEREAS, Bayer and Licensee entered into that certain License, Development and Commercialization Agreement dated as of March 26, 2007, as amended (the “License Agreement”); and

WHEREAS, Bayer and Licensee desire to amend the License Agreement as described below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, Bayer and Licensee mutually agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings set forth in the License Agreement.

2. Effective Date. This Amendment shall become effective as of the Third Amendment Effective Date.

3. Sales Milestones. Section 6.3.3.1 of the License Agreement is hereby deleted in its entirety and replaced with the following:

6.3.3.1 Licensee shall make the following milestone payments to Bayer upon the occurrence of the corresponding event below:

Milestone	Payment

Aggregate annual Net Sales of Product in the Territory first reaches $***	$	***
Aggregate annual Net Sales of Product in the Territory first reaches $***	$	***
Aggregate annual Net Sales of Product in the Territory first reaches $***	$	***

4. Royalties. Section 6.4 (including subsections 6.4.1 and 6.4.2) of the License Agreement is hereby deleted in its entirety and replaced with the following:

6.4. Royalty Payments. In partial consideration of the license and rights granted to it by Bayer under this Agreement, Licensee shall pay to Bayer, on a country-by-country basis, during the Royalty Term in each such country, a royalty on Net Sales of the Product, in the following amounts:

Net Sales	Royalty (% of Net Sales)

On that portion of annual Net Sales of the Product from $*** to $***	***	%
On that portion of annual Net Sales of the Product from $*** to $***	***	%
On that portion of annual Net Sales of the Product from $*** to $***	***	%
On that portion of annual Net Sales of the Product above $***	***	%

5. Know-How Royalty. Section 6.5.2 of the License Agreement is hereby deleted in its entirety.

6. Effect of Amendment. Except as expressly amended in this Amendment, all terms and conditions of the License Agreement shall remain in full force and effect.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as indicated by the signatures below.

BAYER PHARMA AG		SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Andreas Fibig	By:	/s/ Arlene M. Morris

Name:	Andreas Fibig	Name:	Arlene M. Morris

Title:	Chairman of the Board of Management of Bayer Pharma AG	Title:	Chief Executive Officer

By:	/s/ Karl Ziegelbauer

Name:	Karl Ziegelbauer

Title:	Head TRG Oncology/Gynecological Therapy

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.